EXHIBIT 99.1

                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                          AS ADOPTED PURSUANT BY
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Advanced Recycling Sciences, Inc.,on Form 10-QSB for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Ehrenfried Liebich, Chief Executive Officer and John F. Pope, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13
     (a) or 15 (d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date: May 20, 2003       /S/  Ehrenfried Liebich
                              -----------------------------------------
                              Ehrenfried Liebich,
                              Principal Executive Officer



Date: May 20, 2003       /S/  John F. Pope
                              -----------------------------------------
                              John F. Pope, Principal Financial Officer